UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Discover Financial Services (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on May 2, 2018.

(b)	At the Annual Meeting, the Company’s shareholders voted on four proposals, including the election of directors, and cast their votes as described below.

Proposal 1: Election of Directors. Shareholders elected each of the persons named below as a director for a term expiring at the Company’s next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, as follows:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Jeffrey S. Aronin	284,448,427	6,500,236	214,419	30,470,779
Mary K. Bush	272,057,513	18,898,772	206,798	30,470,779
Gregory C. Case	284,063,092	6,884,951	214,939	30,470,779
Candace H. Duncan	289,342,980	1,619,147	200,956	30,470,779
Joseph F. Eazor	289,710,699	1,227,707	224,676	30,470,779
Cynthia A. Glassman	290,082,744	881,754	198,406	30,470,779
Thomas G. Maheras	290,048,747	859,700	254,534	30,470,779
Michael H. Moskow	284,944,180	5,998,728	220,174	30,470,779
David W. Nelms	274,496,233	15,311,091	1,355,658	30,470,779
Mark A. Thierer	289,639,428	1,301,833	221,821	30,470,779
Lawrence A. Weinbach	281,316,203	9,627,335	219,544	30,470,779

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders cast their votes for this advisory proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
273,324,517	17,343,342	495,110	30,470,779

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The Company’s shareholders cast their votes for this proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
317,407,587	3,898,533	327,741	0

Proposal 4: Advisory Vote on a Shareholder Proposal Regarding Simple Majority Vote in the Company’s Governing Documents. The Company’s shareholders cast their votes for this advisory proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
230,447,620	60,035,607	679,822	30,470,779

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: May 8, 2018	By:	/s/ Jennifer K. Schott
Jennifer K. Schott
Vice President, Assistant General Counsel and Assistant Secretary